ING PARTNERS, INC.

ING UBS U.S. Large Cap Equity Portfolio

 (“Portfolio”)

Supplement dated September 25, 2012

to the Portfolio’s Adviser Class and Service Class Prospectus

and Initial Class Prospectus each dated April 30, 2012

(each a “Prospectus” and collectively “Prospectuses”)

1.              On September 6, 2012, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize ING UBS U.S. Large Cap Equity Portfolio (the “Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING UBS U.S. Large Cap Equity Portfolio	ING Growth and Income Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about January 25, 2013, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about February 27, 2013. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 23, 2013. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. Following the Reorganization, you will hold shares of ING Growth and Income Portfolio. For more information regarding ING Growth and Income Portfolio, please contact a Shareholder Services representative or your financial professional.

2.              Effective September 21, 2012, John C. Leonard was removed as a portfolio manager of the Portfolio and Ian McIntosh was added as a portfolio manager of the Portfolio.  The Portfolio’s Prospectuses are hereby revised as follows:

a.              The sub-section entitled “Portfolio Management — Portfolio Managers” of the summary section of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Thomas J. Digenan	Ian McIntosh
Portfolio Manager (since 05/04)	Portfolio Manager (since 09/12)

b.             The second, third, and fourth paragraphs of the sub-section entitled “Management of the Portfolios — The Sub-Advisers and Portfolio Managers - ING UBS U.S. Large Cap Equity  Portfolio” are hereby deleted in their entirety and replaced with the following:

The following individuals are jointly responsible for the day to day management of the Portfolio.  Mr. Digenan as the head of the investment management team leads the construction process and reviews the overall composition of the Portfolio to ensure compliance with its stated investment objectives and strategies.  Mr. McIntosh assists with portfolio construction and ensuring that investment objectives are met.

Thomas J. Digenan, CFA, CPA has been Head of U.S. Core/Value Equities since 2012 and is a Managing Director of UBS Global Asset Management.  Mr. Digenan has been with UBS since 1993.

Ian McIntosh is a senior portfolio manager on the U.S. Core/Value Equities team.  Mr. McIntosh joined UBS in 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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ING PARTNERS, INC.

ING UBS U.S. Large Cap Equity Portfolio

 (“Portfolio”)

Supplement dated September 25, 2012

to the Portfolio’s Adviser Class, Initial Class and Service Class

Statement of Additional Information (“SAI”)

dated April 30, 2012

1.              On September 6, 2012, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize ING UBS U.S. Large Cap Equity Portfolio (the “Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING UBS U.S. Large Cap Equity Portfolio	ING Growth and Income Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about January 25, 2013, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about February 27, 2013. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 23, 2013. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. Following the Reorganization, you will hold shares of ING Growth and Income Portfolio. For more information regarding ING Growth and Income Portfolio, please contact a Shareholder Services representative or your financial professional.

2.              Effective September 21, 2012, John C. Leonard was removed as a portfolio manager of the Portfolio and Ian McIntosh was added as a portfolio manager of the Portfolio.  The Portfolio’s SAI is hereby revised as follows:

a.              All references to John C. Leonard as portfolio manager for the Portfolio are hereby deleted in their entirety and replaced with Ian McIntosh.

b.             The tables in the subsections entitled “Other Accounts Managed” and “Portfolio Manager Ownership of Securities”  of the section entitled “Portfolio Managers — ING UBS U. S. Large Cap Equity Portfolio” in the Portfolio’s SAI, are hereby deleted in their entirety and replaced with the following:

Other Accounts Managed

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Digenan	10	$1,406,000,000	32(1)	$4,763,000,000	20	$1,363,000,000
Ian McIntosh(2)	1	$17,000,000	0	$0	1	$283,187

(1)         Four (4) accounts with a total of approximately $619 million have an advisory fee based upon the performance of the accounts.

(2)         As of June 30, 2012.

Portfolio Manager Ownership of Securities

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Thomas J. Digenan	None
Ian McIntosh(1)	None

(1)         As of June 30, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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